EXHIBIT 1 - JOINT FILING AGREEMENT

Joint Filing Agreement

The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $0.01 per share of United Rentals, Inc., is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each of the undersigned.

This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

December 4, 2007

                        SuttonBrook Capital Management LP

                        By:  SuttonBrook Holdings LLC,
                                Its General Partner

                                By:  /s/ John London
                                                        Name:  John London
                                                        Title:    Managing Member

                                                        SuttonBrook Capital Portfolio L.P.

                                                        By:   SuttonBrook Capital Associates (Cayman) LTD
                                                                 Its General Partner

                                                 By:  SuttonBrook Capital Associates LLC,
                                               Its General Partner

                                                 By:   /s/ John London
                                                          Name:  John London
                                                          Title:    Managing Member

                                                                                                                              /s/ John London
                                                        John London

                                                                                                                              /s/ Steven M. Weinstein
                                                                                Steven M. Weinstein